OPPENHEIMER CASH RESERVES
                     Supplement dated February 14, 2001 to the
                         Prospectus dated November 28, 2000

The Prospectus is changed as follows:

1. The sub-section entitled "Corporate Debt Obligations" on page 7, is replaced by the following:

      Corporate Debt Obligations. The Fund can invest in other short-term corporate debt obligations, besides commercial paper, that at the time of purchase by the Fund meets the Fund's quality standards, described below.

2. On page 8, the second and third sentences of the third paragraph in the sub-section entitled "What Credit Quality and Maturity Standards Apply to the Fund's Investments?" are replaced by the following sentence:

      A security's maturity must not exceed 397 days.

3.    The footnote at the bottom of page 8 is deleted.

4. The paragraph entitled "Class N Shares" in the section "What Classes of Shares Does the Fund Offer?" on page 13 is replaced by the following:

      Class N Shares. Class N shares are offered only through retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds, or through retirement plans (not including IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible plan participants. Non-retirement plan investors cannot buy Class N shares directly. If you buy Class N shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within eighteen (18) months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class N Shares?" below.

5. The first paragraph, including the bulleted items, in the section entitled "Who Can Buy Class N Shares?" on page 16 is replaced by the following:




                                                                          (over)


      HOW CAN YOU BUY CLASS N SHARES? As discussed above, Class N shares are offered only through retirement plans (including IRAs and 403(b) plans) that purchase$500,000 or more of Class N shares of one or more Oppenheimer funds or through retirement plans (not including IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. Non-retirement plan investors cannot buy Class N shares directly.
      A contingent deferred sales charge of 1.00% will be imposed if:
o The retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o With respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

6. On page 21, in the first sentence of the section entitled "How Contingent Deferred Sales Charges Affect Redemptions?", the phrase "Class A, Class B or Class C" is revised to read, "Class A, Class B, Class C or Class N".

7. The following  paragraph is added as a new paragraph directly under the first
paragraph  of  the  section  "How  Contingent   Deferred  Sales  Charges  Affect
Redemptions" on page 21:

      With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if:
o The retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o With respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

8. The second paragraph on page 22 immediately preceding the section "How to Exchange Shares", is deleted.






February 14, 2001                                              PS0760.011